Filed pursuant to Rule 497(e)

Registration No. 333-271700

Themes US Cash Flow Champions ETF (Ticker: LGCF)

Themes US Small Cap Cash Flow Champions ETF (Ticker: SMCF)

Each a series of Themes ETF Trust

Listed on The NASDAQ Stock Market LLC

Supplement dated September 8, 2026

to the Summary Prospectus, Prospectus and Statement of Additional Information,

each dated January 28, 2026

The Board of Trustees of Themes ETF Trust (the “Board”) has determined that it is in the best interests of shareholders to liquidate and close Themes US Cash Flow Champions ETF and Themes US Small Cap Cash Flow Champions ETF (each, a “Fund” and collectively, the “Funds”), based on the recommendation of the Funds’ investment adviser, Themes Management Company, LLC. The Board has determined to liquidate the Funds with the liquidation payments to shareholders expected to take place on or about September 25, 2026 (the “Liquidation Date”).

After the close of regular trading on September 18, 2026, the Funds no longer will accept creation orders. The Funds will cease trading on The NASDAQ Stock Market LLC (“Nasdaq”) on September 21, 2026. While the Funds are preparing to liquidate, each Fund will not be pursuing its stated investment objective or engaging in any business activities except for the purposes of winding up its business and affairs, preserving the value of assets, paying its liabilities, and distributing its remaining assets to shareholders.

Shareholders may sell their holdings of a Fund until market close on September 21, 2026 and customary brokerage charges may apply to these transactions. Each Fund’s shares will no longer trade on Nasdaq after market close on September 21, 2026 and the shares will be subsequently delisted. Shareholders who do not sell their Fund shares before market close September 21, 2026, will receive cash equal to the amount of the net asset value of their shares on or about Liquidation Date.

These distributions are taxable events. In addition, these payments to shareholders may include accrued capital gains and dividends. As calculated on the Liquidation Date, each Fund’s net asset value will reflect the costs of closing the Fund. Once the distributions are complete, the Funds will terminate.